UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2026
CRANE COMPANY
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-41570		88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.
On January 26, 2026, Crane Company (the “Company”) announced its results of operations for the quarter ended December 31, 2025. The related press release and quarterly financial data supplement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At a meeting held on January 26, 2026, the Board of Directors of the Company (the “Board”) elected Alejandro (Alex) Alcala, 51, to the position of President and Chief Executive Officer of the Company, effective April 27, 2026. Mr. Alcala has served as Executive Vice President, Chief Operating Officer since December 2024. Prior to that, he served as Executive Vice President, Aerospace and Electronics, Engineered Materials, Process Flow Technologies and Regional Presidents since from April 2023 to December 2024, Executive Vice President, Aerospace and Electronics, Engineered Materials, Process Flow Technologies and Regional Presidents of Crane Holdings, Co. from February 2023 until April 2023, and Senior Vice President, Process Flow Technologies and operations in China, India and the Middle East & Africa from March 2020 to January 2023. Mr. Alcala is also expected to join the Board and the Executive Committee of the Board on April 27, 2026.

Max Mitchell, who is currently serving as Chairman, President and Chief Executive Officer of the Company, will continue his service on the Board as Executive Chairman, effective April 27, 2026. Mr. Mitchell has been President, Chief Executive Officer and Director since April 2023 and Chairman of the Board since April 2024. Mr. Mitchell served as President, Chief Executive Officer and Director of Crane Holdings, Co. from 2014 until April 2023.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

99.1	Earnings Press Release dated January 26, 2026 and Crane Company Quarterly Financial Data Supplement for the quarter ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

January 26, 2026

	By:	/s/ Richard A. Maue
Richard A. Maue
Executive Vice President and
Chief Financial Officer

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